                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of March 1998

                                                                   Series 1997-2


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

PURSUANT TO THE MASTER POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 21, 1997 (AS AMENDED OR SUPPLEMENTED, THE "POOLING AND SERVICING AGREEMENT"), AS SUPPLEMENTED BY THE SERIES 1997-2 SUPPLEMENT, DATED AS OF AUGUST 21, 1997 (THE "SUPPLEMENT" AND TOGETHER WITH THE POOLING AND SERVICING AGREEMENT, THE "AGREEMENT") EACH BETWEEN PROFFITT'S CREDIT CORPORATION AS TRANSFEROR, PROFFITT'S, INC. AS SERVICER, AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION AS TRUSTEE, THE SERVICER IS REQUIRED TO PREPARE CERTAIN INFORMATION EACH MONTH REGARDING DISTRIBUTIONS TO CERTIFICATEHOLDERS AND THE PERFORMANCE OF THE TRUST. THE INFORMATION WITH RESPECT TO THE SERIES 1997-2 CERTIFICATES IS SET FORTH
BELOW:


DATE OF THE CERTIFICATE                                       APRIL 10, 1998
MONTHLY PERIOD ENDING:                                        MARCH 31, 1998
DETERMINATION DATE                                            APRIL 10, 1998
DISTRIBUTION DATE                                             APRIL 15, 1998



-----------------------------------------------------------------------------------------------------------------------
                                                             GENERAL
------------------------------------------------------------------------------------------------------------------------
201    Amortization Period                                                                        No             201
202    Early Amortization Peiod                                                                   No             202
203    Class A Investor Amount paid in full                                                       No             203
204    Class B Investor Amount paid in full                                                       No             204
205    Collateral Indebtedness Amount paid in full                                                No             205
206    Proffitt's Inc. is the Servicer                                                           Yes             206
-----------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
------------------------------------------------------------------------------------------------------------------------
                                                              as of the end of              as of the end of
                                                                    prior                     the relevant
                                                               Monthly Period                 Monthly Period
                                                             ------------------              ----------------
207    Series 1997-2 Investor Amount                             $235,300,000      207(a)      $235,300,000      207(b)
208      Class A Investor Amount                                 $180,000,000      208(a)      $180,000,000      208(b)
209      Class B Investor Amount                                 $ 20,000,000      209(a)      $ 20,000,000      209(b)
210      Collateral Indebtedness Amount                          $ 21,000,000      210(a)      $ 21,000,000      210(b)
211      Class D Investor Amount                                 $ 14,300,000      211(a)      $ 14,300,000      211(b)

212    Series 1997-2 Adjusted Investor Amount                    $235,300,000      212(a)      $235,300,000      212(b)
213      Class A Adjusted Investor Amount                        $180,000,000      213(a)      $180,000,000      213(b)
214        Principal Account Balance                             $         --      214(a)      $         --      214(b)
215      Class B Adjusted Investor Amount                        $ 20,000,000      215(a)      $ 20,000,000      215(b)

216      Class A Certificate Rate                                                                  6.50%         216
217      Class B Certificate Rate                                                                  6.69%         217
218      Collateral Indebtedness Interest                                                         6.2875%        218
219      Class D Certificate Rate                                                                 6.5625%        219
220    Weighted average Interest rate for Series 1997-2                                            6.50%         220

                                                                                             as of the end of
                                                           as of the end of prior              the relevant
                                                               Monthly Period                 Monthly Period
                                                           ----------------------            ----------------
221    Series 1997-2 Investor Percentage with respect
         to Finance Charge Receivables                             40.51%          221(a)        41.03%          221(b)

222    Class A                                                     30.99%          222(a)        31.39%          222(b)
223    Class B                                                      3.44%          223(a)         3.49%          223(b)
224    Collateral Indebtedness Amount                               3.62%          224(a)         3.66%          224(b)
225    Class D                                                      2.46%          225(a)         2.49%          225(b)

226    Series 1997-2 Investor Percentage with respect
         to Principal Receivables                                  40.51%          226(a)        41.03%          226(b)
227    Class A                                                     30.99%          227(a)        31.39%          227(b)
228    Class B                                                      3.44%          228(a)         3.49%          228(b)
229    Collateral Indebtedness Amount                               3.62%          229(a)         3.66%          229(b)
230    Class D                                                      2.46%          230(a)         2.49%          230(b)

231    Series 1997-2 Investor Percentage with respect
         to Allocable Amounts                                      40.51%          231(a)        41.03%          231(b)
232    Class A                                                     30.99%          232(a)        31.39%          232(b)
233    Class B                                                      3.44%          233(a)         3.49%          233(b)
234    Collateral Indebtedness Amount                               3.62%          234(a)         3.66%          234(b)
235    Class D                                                      2.46%          235(a)         2.49%          235(b)

------------------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
------------------------------------------------------------------------------------------------------------------------------------
236    Series allocation of collections of Principal Receivables                               $ 46,114,977       236
237      Class A                                                                               $ 35,277,076       237
238      Class B                                                                               $  3,919,675       238
239      Collateral Indebtedness Amount                                                        $  4,115,659       239
240      Class D                                                                               $  2,802,568       240

241    Series allocation of collections of Finance Charge Receivables                          $  5,039,459       241
242      Class A                                                                               $  3,855,089       242
243      Class B                                                                               $    428,343       243
244      Collateral Indebtedness Amount                                                        $    449,760       244
245      Class D                                                                               $    306,265       245

       Available Funds
       ---------------
246    Class A Available Funds                                                                 $  3,855,089       246
247      The amount to be withdrawn from the Reserve Account to be included
          in Class A available funds                                                           $         --       247
248      Principal Investment Proceeds to be included in Class A Available Funds               $         --       248
249      The amount of investment earnings on amounts held in the Reserve
           Account to be included in Class A available funds                                   $         --       249

250    Class B Available Funds                                                                 $    428,343       250
251      The amount to be withdrawn from the Reserve Account to be included
          in Class B available funds                                                           $         --       251
252      Principal Investment Proceeds to be included in Class B Available Funds               $         --       252
253      The amount of investment earnings on amounts held in the Reserve
           Account to be included in Class B available funds                                   $         --       253

254    Collateral Available Funds                                                              $    449,760       254

255    Class D Available Funds                                                                 $    306,265       255

------------------------------------------------------------------------------------------------------------------------------------
                                                    APPLICATION OF COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
256    Class A Monthly Interest for the related Distribution Date, plus the                    $    975,000       256
         amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution Date
257    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A                $         --       257
         Servicing fee for the related Distribution Date
258    Class A Allocable Amount                                                                $    377,536       258
259    An amount to be included in the Excess Spread                                           $  2,502,554       259

       Class B
       -------
260    Class B Monthly Interest for the related Distribution Date, plus the                    $    111,500       260
         amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution Date
261    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B                $         --       261
         Servicing fee for the related Distribution Date
262    An amount to be included in the Excess Spread                                           $    316,843       262

       Collateral
       ----------
263    If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral             $         --       263
         Servicing fee for the related Distribution Date
264    An amount to be included in the Excess Spread                                           $    449,760       264

       Class D
       -------
265    If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D                $         --       265
           Servicing fee for the related Distribution Date
266    An amount to be included in the Excess Spread                                           $    306,265       266
267    Available Excess Spread                                                                 $  3,575,423       267


268    Available Shared Excess Finance Charge Collections                                     $         --           268
269    Class A Required Amount is to be used to fund any
        deficiency in line 256, line 257 and line 258                                         $         --           269
270    The aggregate amount of Class A Investor Charge Offs
        which have not been previously reimbursed                                             $         --           270
271    Class B Required Amount to the extent attributable to
        line 260, and line 261                                                                $         --           271
272    Class B Allocable Amount                                                               $     41,948           272
273    Any remaining portion of the Class B Required Amount                                   $         --           273
274    An amount equal to any unreimbursed reductions of the
        Class B Investor Amount, if any, due to: (i) Class B
        Investor Charge Offs; (ii) Reallocated Principal Collections;
        (iii) reallocations of the Class B Investor Amount to the
        Class A Investor Amount                                                               $         --           274
275    Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral Additional
        Interest                                                                              $    110,031           275
276    Class A Servicing Fee plus Class B Servicing Fee plus Collateral
        Servicing Fee due for the relevant Monthly Period and not paid
        above                                                                                 $    368,333           276
277    Class A Servicing Fee plus Class B Servicing Fee plus Collateral
        Servicing Fee due but not distributed to the Servicer for prior
        Monthly Periods                                                                       $         --           277
278    Collateral Allocable Amount                                                            $     44,048           278
279    Any unreimbursed reductions of the Collateral Indebtedness Amount
        (CIA). If any, due to: (i)CIA Charge Offs; (ii) Reallocated Principal
        Collections; (iii) reallocations of the CIA to the Class A or Class B
        Investor Amount                                                                       $         --           279
280    The excess, if any, of the Required Cash Collateral Amount, over the
        Available Collateral Amount                                                           $         --           280
281    An amount equal to Class D Monthly Interest due but not paid to the
        Class D Certificateholders plus Class D Additional Interest                           $     78,203           281
282    Class D Servicing Fee due for the relevant Monthly Period and not paid
        above                                                                                 $     23,833           282
283    Class D Servicing Fee due but not distributed to the Servicer for prior
        Monthly Periods                                                                       $         --           283
284    Class D Allocable Amount                                                               $     29,993           284
285    Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
        Collections; (iii) reallocations of the Class D Investor Amount to the
        Class A or Class B Investor Amount or CIA                                             $         --           285
286    Aggregate amount of any other amounts due to the Collateral Indebtedness
        Holder pursuant to the Loan Agreement                                                 $         --           286
287    Excess, if any, of the Required Reserve Account Amount over the amount
        on deposit in the Reserve Account                                                     $         --           287
288    Shared Excess Finance Charge Collections                                               $  2,879,034           288

------------------------------------------------------------------------------------------------------------------------------------
                                                DETERMINATION OF MONTHLY PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
289    Class A Monthly Principal (the least of line # 290, line # 291 and
        line # 208)                                                                           $         --           289
290    Available Principal Collections held in the Collection Account                         $ 46,114,977           290
291    Class A Accumulation Amount                                                            $         --           291

292    Class B Monthly Principal (the least of line # 293, line # 294 and
        line # 209 ( distributable only after payout of Class A)                              $         --           292
293    Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A Monthly Principal                      $ 46,114,977           293
294    Class B Accumulation Amount                                                            $         --           294

295    Collateral Monthly Principal (prior to payout of Class B) (the least
        of line # 296 and line # 297)                                                         $         --           295
296    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
        Principal                                                                             $ 46,114,977           296
297    Enhancement Surplus                                                                    $         --           297
298    Class D Monthly Principal                                                              $         --           298


299     Available Principal Collections held in the Collection Account less                     $ 46,114,997    299
         portion of such Collections applied to Class A, Class B or collateral
         Monthly Principal

------------------------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
300     Available Enhancement Amount                                                            $ 35,300,000    300
301       Amount on Deposit in the Cash Collateral Account                                      $         --    301

------------------------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------
302     Reallocated Principal Collections                                                       $         --    302
303       Class D Principal Collections (to the extent needed to fund Required                  $         --    303
           Amounts)
304       Collateral Principal Collections (to the extent needed to fund Required               $         --    304
           Amounts)
305       Class B Principal Collections (to the extent needed to fund Required                  $         --    305
           Amounts)

------------------------------------------------------------------------------------------------------------------------------------
                               INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      %                            AMOUNT
                                                                -------------                   -------------
306     Series 1997-2 Default Amount                              40.51%        306(a)          $    493,523    306(b)
307      Class A Investor Default Amount                          30.99%        307(a)          $    377,536    307(b)
308      Class B Investor Default Amount                           3.44%        308(a)          $     41,948    308(b)
309      Collateral Default Amount                                 3.62%        309(a)          $     44,046    309(b)
310      Class D Investor Default Amount                           2.46%        310(a)          $     29,993    310(b)

311     Series 1997-2 Adjustment Amount                                                         $         --    311
312      Class A Adjustment Amount                                                              $         --    312
313      Class B Adjustment Amount                                                              $         --    313
314      Collateral Adjustment Amount                                                           $         --    314
315      Class D Adjustment Amount                                                              $         --    315

316     Series 1997-2 Allocable Amount                                                          $    493,523    316
317      Class A Allocable Amount                                                               $    377,536    317
318      Class B Allocable Amount                                                               $     41,948    318
319      Collateral Allocable Amount                                                            $     44,046    319
320      Class D Allocable Amount                                                               $     29,993    320

------------------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
321     Class A Required Amount                                                                 $         --    321
322      Class A Monthly Interest for current Distribution Date                                 $    975,000    322
323      Class A Monthly Interest previously due but not paid                                   $         --    323
324      Class A Additional Interest for prior Monthly Period or                                $         --    324
          previously due but not paid
325      Class A Servicing Fee (if Proffitt's is no longer the Servicer)                        $         --    325

326     Class B Required Amount                                                                 $         --    326
327      Class B Monthly Interest for current Distribution Date                                 $    111,500    327
328      Class B Monthly Interest previously due but not paid                                   $         --    328
329      Class B Additional Interest for prior Monthly Period or                                $         --    329
          previously due but not paid
330      Class B Servicing Fee (if Proffitt's is no longer the Servicer)                        $         --    330
331     Excess of Class B Allocable Amount over funds available  to make payments               $         --    331

332     Collateral Required Amount                                                              $         --    332
333      Collateral Monthly Interest for current Distribution Date                              $    110,031    333
334      Collateral Monthly Interest previously due but not paid                                $         --    334
335      Collateral Additional Interest for prior Monthly Period or                             $         --    335
          previously due but not paid
336      Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                     $         --    336
337     Excess of Collateral Allocable Amount over funds available  to make payments            $         --    337


------------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
338    Class A Investor Amount reduction                                                           $         --         338
339      Class A Investor Charge Off                                                               $         --         339
340      Reductions of the Class A Investor Amount                                                 $         --         340

       Class B
       -------
341    Class B Investor Amount reduction                                                           $         --         341
342      Class B Investor Charge Off                                                               $         --         342
343      Reductions of the Class B Investor Amount                                                 $         --         343
344      Reallocated Principal Collections applied to Class A                                      $         --         344

       Collateral
       ----------
345    Collateral Indebtedness Amount reduction                                                    $         --         345
346      Collateral Indebtedness Amount Charge Off                                                 $         --         346
347      Reductions of the Collateral Indebtedness Amount                                          $         --         347
348      Reallocated Principal Collections applied to Class B                                      $         --         348

       Class D
       -------
349    Class D Investor Amount reduction                                                           $         --         349
350      Class D Investor Charge Off                                                               $         --         350
351      Reductions of the Class D Investor Amount                                                 $         --         351
352      Reallocated Principal Collections applied to Collateral
          Indebtedness Amount                                                                      $         --         352

------------------------------------------------------------------------------------------------------------------------------------
                                                         SERVICING FEE
------------------------------------------------------------------------------------------------------------------------------------
353    Series 1997-2 Servicing Fee                                                                $   392,167          353
354      Class A Servicing Fee                                                                    $   300,000          354
355      Class B Servicing Fee                                                                    $    33,333          355
356      Collateral Servicing Fee                                                                 $    35,000          356
357      Class D Servicing Fee                                                                    $    23,833          357


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 1998.

       Proffitt's Inc.,
       as Servicer

       By  /s/  James S. Scully
         ---------------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer